================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest          Commission File Number 0-23155
event reported) August 23, 2002


                                 TRIMERIS, INC.
                           (Exact name of registrant)


           Delaware                                        56-1808663
    (State of organization)                            (I.R.S. Employer
                                                     Identification Number)


          3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
              (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)



================================================================================

ITEM 5.  OTHER EVENTS

     Trimeris, Inc. incorporates herein by reference the information contained in the statement filed as Exhibit 99.1 to this Current Report.


ITEM 7.  EXHIBITS

      Exhibit No.

      99.1  Press Release dated August 23, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TRIMERIS, INC.



                                                By:   /s/ Dani P. Bolognesi
                                                   -----------------------------
                                                   Dani P. Bolognesi
                                                   Chief Executive Officer and
                                                      Chief Scientific Officer



Dated September 13, 2002